UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2007


                        MARKETING ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                         0-52072                 62-1299374
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)          Identification No.)


                      12890 Hilltop Road, Argyle, TX 76226
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 233-0300


                  211 West Wall Street, Midland, TX 79701-4556
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                    SECTION 3--SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     On May 17, 2007, Marketing Acquisition Corporation, a Nevada corporation (the "Company"), effected a one-for-48 reverse split of its common stock, par value $0.001 per share, and the stock began trading on the new, post-split basis on May 18, 2007. In order to effect the reverse split, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada. Prior to the filing, the form of Certificate of Amendment was approved by a majority of the Company's stockholders and by the Company's board of directors.

     The reverse stock split reduced the number of our issued and outstanding shares from 84,033,600 to approximately 1,750,700. No stockholder received less than 100 shares of our common stock as a result of the reverse stock split and any fractional shares issuable to any stockholder as a result of the reverse stock split were rounded up to the nearest whole share. As a result of the reverse split, the Company's trading symbol on the OTC Bulletin Board was changed to "MAQC.OB" on May 18, 2007.

                 SECTION 5--CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     The contents of Item 3.03 above are incorporated by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits. The following Exhibits have been filed as a part of this Report:

     Exhibit
     Number                        Description of Exhibit
     ------                        ----------------------

     3.1 Certificate of Amendment to Articles of Incorporation dated effective as of May 17, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Marketing Acquisition Corporation


                                   /s/ Timothy P. Halter
                                   ----------------------------------
                                   Timothy P. Halter,
                                   Sole Officer

DATED: May 18, 2007

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